Exhibit 10.2

EXECUTION COPY

FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”), is entered into as of April 28, 2021, by and among NorthWest Indiana Bancorp (the “Company”), the wholly-owned subsidiary of the Company, Peoples Bank (“Peoples Bank,” and collectively with the Company, the “Bank” unless otherwise noted), and David A. Bochnowski (the “Executive”).

WHEREAS, the Company, Peoples Bank, and the Executive entered into an Amended and Restated Employment Agreement, dated as of February 26, 2016, but effective as of April 28, 2016 (the “Employment Agreement”);

WHEREAS, the Executive has served as the Executive Chairman of the Bank pursuant to the Employment Agreement;

WHEREAS, the Executive and the Bank are currently in discussions to extend the term of the Employment Agreement; and

WHEREAS, until such discussions have concluded, the parties now desire to make certain modifications to the Employment Agreement as set forth in this Amendment;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties hereby agree that the Employment Agreement shall be, and it hereby is, amended as follows:

1.	Employment and Term. Clauses (b) Term of Section 1 of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

“(b)         Term. The initial term of the Executive’s employment under this Agreement shall commence as of the Effective Date and end on June 28, 2021, subject to earlier termination as provided in Paragraph 7 below. The term of this Agreement shall be hereinafter referred to as the “Term.” ”

2.	Defined Terms. All capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Employment Agreement.

3.

Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same instrument.

4.	Miscellaneous. Except as specifically amended by the terms of this Amendment, all other terms and conditions of the Employment Agreement are and shall remain in full force and effect for all purposes.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

NORTHWEST INDIANA BANCORP

/s/ Donald P. Fesko

Name: Donald P. Fesko

Title: Chair, Compensation and Benefits Committee

PEOPLES BANK

/s/ Donald P. Fesko

By: Donald P. Fesko

Title: Chair, Compensation and Benefits Committee

/s/ David A. Bochnowski

By: David A. Bochnowski

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